Exhibit 99.1

Solo Brands, Inc Announces CFO Transition Plan

Grapevine, Texas, February 7, 2022 /BusinessWire/ — Solo Brands, Inc (NYSE: DTC), (“Solo Brands” or the “Company”), a direct-to-consumer (DTC) platform for rapidly growing lifestyle brands, today announced that Chief Financial Officer Sam Simmons will begin transitioning from Solo Brands this year. Mr. Simmons will remain in the CFO role until a successor is named and then support the transition. The Company has initiated a national search for his successor.

“We would like to thank Sam for his dedication and many contributions to our customers, our employees and our shareholders,” said John Merris, Chief Executive Officer. “Sam has been instrumental in helping us accomplish incredible milestones since his arrival at Solo Brands. He has achieved everything we asked of him, including integrating three new acquired brands, strengthening our team, and leading our organization through a successful IPO process during 2021.”

Simmons commented, “I want to thank John, as well as the rest of the executive team, and the many talented team members throughout the company and finance organization. We set out to accomplish the extraordinary and did it even faster and better than expected. I look forward to working with John and the leadership teams to ensure a seamless transition.”

The company plans to report fourth quarter and full year 2021 results in late-March. The Company reaffirms the previous guidance provided in its press release on January 10, 2022 for the fourth quarter and the full year 2021.

About Solo Brands, Inc.

Solo Brands, headquartered in Grapevine, TX, is a DTC platform that offers innovative products which help consumers create lasting memories. Solo Brands is comprised of four unique and disruptive lifestyle brands – Solo Stove (www.solostove.com), Chubbies (www.chubbiesshorts.com), Oru Kayak (www.orukayak.com) and ISLE (www.islesurfandsup.com).

Financial Disclosure Advisory

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The select preliminary, unaudited expectations in the company’s previous guidance provided in its press release on January 10, 2022 (the “Previous Guidance Release”) referred to herein are estimates only and are subject to revision until the Company reports its full financial and business results for the quarter and year ended December 31, 2021. Such estimates are not a comprehensive statement of the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2021 and actual results may differ materially from such estimates as a result of the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal 2021. In addition, the preliminary, unaudited expectations described in the Previous Guidance Release, including revenues, should not be relied upon as an indicator of overall quarterly and year-end financial results, which depend on a variety of factors, including the cost of goods sold and operating expenses, among others. Other cautionary language included in the Previous Guidance Release, including with respect to the non-GAAP financial measures included therein, should be referred to.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our anticipated full year fiscal 2021 results. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to manage our future growth effectively; our ability to expand into additional markets; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to cost-effectively attract new customers and retain our existing customers; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls; the highly competitive market in which we operate; the impacts of the COVID-19 pandemic on certain aspects of our business; risks associated with our international operations; and problems with, or loss of, our suppliers or an inability to obtain raw materials; and the ability of our stockholders to influence corporate matters. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2021, and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as may be required under applicable securities laws.

Contacts:

Bruce Williams

Solobrands@icrinc.com

332-242-4303